Loans Receivable, Net	12 Months Ended
Dec. 31, 2019
Restricted Assets
Loans Receivable, Net

11. Loans Receivable, Net

Loans receivable as of December 31, 2018 and 2019 consist of the following:

	2018	2019	2019
	RMB	RMB	US$
	(Amount in Thousands)
Loans receivable:
-Within credit term	622,775	554,178	79,602
-Past due	—	105,029	15,086
Total loans receivable	622,775	659,207	94,688
Allowance for loan losses	(2,556)	(5,147)	(739)
Loans receivable, net	620,219	654,060	93,949

The loan interest rates range between 4% and 18% for the years ended December 31, 2019. Majority of loans were short-term loans and recorded within loans receivables, net, and long-term loans of RMB34,910 were recorded in other non-current assets as of December 31, 2019. RMB525.2 million and RMB508.6 million of the balance is secured by collateral as of December 31, 2018 and 2019, respectively. The Group also purchased past due loans from third parties with the amount of RMB206.3 million for the year ended December 31, 2019, among which the loan receivables of RMB100.7 million were collected or transferred to other investors.

The following table presents the activity in the allowance for loan losses as of and for the years ended December 31, 2018 and 2019.

	RMB	US$
	(Amount in Thousands)
Loans receivable—December 31, 2017	3,244	466
Provisions	2,556	367
Reversal of allowance provided	(3,244)	(466)
Loans receivable—December 31, 2018	2,556	367
Provisions	7,907	1,136
Reversal of allowance provided	(2,556)	(367)
Write off	(2,760)	(397)
Loans receivable—December 31, 2019	5,147	739